                                                           EXHIBIT (99B)

                                   ARTICLES OF MERGER

     Pursuant to the provisions of Section 30-1-1105 and Section 30-1-1107 of the Idaho Business Corporation Act, the undersigned corporations adopt the following Articles of Merger for the purpose of merging them into one of such corporations:

1. The name of the surviving corporation in the merger is Snake Eyes Golf Clubs, Inc., a corporation organized and existing under the laws of the state of Delaware.

2.   The Plan of Merger is attached as ANNEX A.

3. The Plan of Merger was adopted by the constituent corporations in the following manner:

     (a) The Plan of Merger was approved by resolutions adopted by the board of directors of each constituent corporation.

     (b) As to the approval of the Plan of Merger by the shareholders of Golf-Technology Holding, Inc., the designation, number of outstanding shares and number of votes entitled to be cast by each voting group entitled to vote separately on the Plan, and the total number of votes cast for and against the Plan by each voting group entitled to vote separately thereon is as follows:



               NUMBER OF                NUMBER OF VOTES          NUMBER OF           NUMBER OF VOTES
DESIGNATION    OUTSTANDING SHARES       ENTITLED TO BE CAST      VOTES CAST FOR      CAST AGAINST
-----------    ------------------       -------------------      --------------      ------------
Common Stock
and Series A        5,736,408                3,117,241             3,106,782             8,544
Preferred Stock

          The number of undisputed votes cast for the Plan of Merger, as set forth above for each voting group, was sufficient for approval by that voting group.

4. Snake Eyes Golf Clubs, Inc. has complied with the application provisions of the laws of the state of Delaware under which it is incorporated, and this merger is permitted by such laws.

Dated:  December 16, 1997               GOLF-TECHNOLOGY HOLDING, INC.


                                        By:   /s/ Harold E. Hutchins
                                             -----------------------
                                             Harold E. Hutchins
                                             President and Secretary

                                                           ANNEX A



                              PLAN AND AGREEMENT OF MERGER

                                         BETWEEN

                               SNAKE EYES GOLF CLUBS, INC.
                                (A DELAWARE CORPORATION)

                                           AND

                              GOLF-TECHNOLOGY HOLDING, INC.
                                 (AN IDAHO CORPORATION)


     This Plan and Agreement of Merger made and entered into on the 16th day of December, 1997, by and between Snake Eyes Golf Clubs, Inc. a Delaware corporation ("GOLF-Del") and Golf-Technology Holding, Inc., an Idaho corporation ("GOLF-Idaho").


                                       WITNESSETH:


     WHEREAS, GOLF-Del is a corporation organized and existing under the laws of the State of Delaware, its Certificate of Incorporation having been filed in the Office of the Secretary of State of the State of Delaware on Decemebr 16, 1997, and

     WHEREAS, GOLF-Idaho is a corporation organized and existing under the laws of the State of Idaho; and

     WHEREAS, the aggregate number of shares which GOLF-Idaho has authority to issue is thirty million (30,000,000); and

     WHEREAS, the board of directors of each of the constituent corporations deems it advisable that GOLF-Idaho be merged into GOLF-Del, the Delaware corporation, on the terms and conditions hereinafter set forth, in accordance with the applicable provisions of the statutes of the States of Delaware and Idaho respectively, which permit such merger;

     NOW, THEREFORE, in consideration of the premises and of the agreements, covenants and provisions hereinafter contained, GOLF-Del and GOLF-Idaho, by their respective boards of directors, have agreed and do hereby agree, each with the other as follows:

                                        ARTICLE I

     GOLF-Del and GOLF-Idaho shall be merged into a single corporation, in accordance with applicable provisions of the laws of the State of Idaho and of the State of Delaware, by GOLF-Idaho merging into GOLF-Del, the Delaware corporation, which shall be the surviving corporation.

                                       ARTICLE II

     Upon the merger becoming effective as provided in the applicable laws of the State of Idaho and of the State of Delaware (the time when the merger shall so become effective being sometimes herein referred to as the "Effective Date of the Merger") the two constituent corporations shall become a single corporation, which shall be GOLF-Del, the Delaware corporation, as the surviving corporation, and the separate existence of GOLF-Idaho corporation shall cease except to the extent provided by the laws of the State of Idaho.


                                       ARTICLE III

     The Certificate of Incorporation of GOLF-Del shall be the Certificate of Incorporation of GOLF-Del which is attached hereto as EXHIBIT A.


                                       ARTICLE IV

     The manner of converting the outstanding shares of GOLF-Idaho into shares of Golf-Del shall be as follows: (1) each outstanding share of GOLF-Idaho's common stock, $0.001 par value, will automatically be converted into one share of GOLF-Del common stock, $0.001 par value, (2) each outstanding share of GOLF-Idaho's Series A Preferred Stock, $0.001 par value, will automatically be converted into one share of GOLF-Del Series A Preferred Stock, $.001 par value, and (3) each outstanding share of GOLF-Idaho's Series B Preferred Stock, $0.001 par value, will automatically be converted into one share of GOLF-Del Series B Preferred Stock, $0.001 par value and (4) each outstanding share of GOLF-Idaho's Series C Preferred Stock, $0.001 par value, will automatically be converted into one share of GOLF-Del's Series C Preferred Stock, $0.001 par value, upon the effective date of the merger. Each stock certificate representing issued and outstanding shares of GOLF-Idaho's common stock, Series A Preferred Stock, Series B Preferred Stock or Series C Preferred Stock will continue to represent the same number of shares of common stock, Series A Preferred Stock, Series B Preferred Stock or Series C Preferred Stock, respectively, of GOLF-Del. IT WILL NOT BE NECESSARY FOR SHAREHOLDERS TO EXCHANGE THEIR EXISTING STOCK CERTIFICATES FOR STOCK CERTIFICATES OF GOLF-DEL. However, shareholders may exchange their certificates if they so choose. The common stock of GOLF-Idaho is quoted on the NASDAQ SmallCap Market (the "NASDAQ SmallCap") and the after the merger GOLF-Del's common stock will continue to be traded on the NASDAQ SmallCap under the symbol "SNKE+".

     IN WITNESS WHEREOF, GOLF-Del and GOLF-Idaho, pursuant to the approval and authority duly given by resolutions adopted by their respective boards of directors have caused this Plan and Agreement of Merger to be executed by an authorized officer of each party thereto.

                                        SNAKE EYES GOLF CLUBS, INC.
                                        (A Delaware Corporation)


                                        By: /s/ Harold E. Hutchins
                                            ------------------------
                                             Harold E. Hutchins
                                             Secretary


                                        GOLF-TECHNOLOGY HOLDING, INC.
                                        (An Idaho Corporation)


                                        By: /s/ Harold E. Hutchins
                                            ------------------------
                                             Harold E. Hutchins
                                             Secretary

     I, Harold E. Hutchins, Secretary of (1) Snake Eyes Golf Clubs, Inc. ("GOLF-Del"), a corporation organized and existing under the laws of the State of Delaware and (2) Golf-Technology Holding, Inc. ("GOLF-Idaho"), a corporation organized and existing under the laws of the State of Idaho, hereby certify, as Secretary of the said corporations, that the Plan and Agreement of Merger to which this certificate is attached (the "Plan"), after having been duly signed on behalf of said corporations by an authorized officer of Golf-Idaho and Golf-Del, the Plan and Agreement of Merger was duly approved by the sole shareholder of GOLF-Del pursuant to a unanimous written consent of such sole shareholder of Golf-Del and that thereby the Plan was duly adopted as the act of the sole shareholder of Golf-Del and submitted to and approved by the shareholders of GOLF-Idaho at the annual meeting of shareholders of GOLF-Idaho, for the purpose of considering and taking action upon said Plan and Agreement of Merger, that 5,736,408 shares of voting stock of GOLF-Idaho were on said date issued and outstanding and that the holders of 3,117,241 shares of GOLF-Idaho voted by ballot in favor of said Plan and Agreement of Merger and the holders of 8,544 shares of GOLF-Idaho voted by ballot against same, the said affirmative vote representing at least a majority of the total number of shares of the outstanding capital stock of GOLF-Idaho, and that thereby the Plan and Agreement of Merger was at said meeting duly adopted as the act of the Shareholders of GOLF-Idaho, and the duly adopted agreement of said corporation.

     WITNESS my hand on behalf of said corporations on this 16th day of December, 1997.


                                   SNAKE EYES GOLF CLUBS, INC.
                                   (A Delaware Corporation)


                                   By: /s/ Harold E. Hutchins
                                       -------------------------
                                        Harold E. Hutchins
                                        Secretary

                                   GOLF-TECHNOLOGY HOLDING, INC.
                                   (An Idaho Corporation)


                                   By: /s/ Harold E. Hutchins
                                       -------------------------
                                        Harold E. Hutchins
                                        Secretary

                                                           EXHIBIT A

                              CERTIFICATE OF INCORPORATION

                                           OF

                               SNAKE EYES GOLF CLUBS, INC.


                                   See Exhibit (3)(i)